SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 17, 1998


                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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              Maine                    0-2429           59-0276810
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  (State or other jurisdiction    (Commission File (IRS Employer Identification
        of incorporation)             Number)                   No.)


             One Energy Place, Pensacola, Florida                  32520-0102
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           (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code             (850) 444-6111
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                                       N/A
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     (Former name or former address, if changed since last report.)



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Item 5.         Other Events.
                On June 17, 1998, Gulf Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale of $50,000,000 aggregate principal amount of its Series A 6.70% Senior Insured Quarterly Notes due June 30, 2038. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-42033, 333-42033-01 and 333-42033-02) of the Company.

 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.


               1.1 Underwriting Agreement for the purchase of $50,000,000 aggregate principal amount of Series A 6.70% Senior Insured Quarterly Notes due June 30, 2038, dated June 17, 1998, between the Company and Edward D. Jones & Co., L.P.

               4.1 Senior Note Indenture dated as of January 1, 1998 between the Company and The Chase Manhattan Bank, as Trustee.

               4.2 First Supplemental Indenture to Senior Note Indenture dated as of June 24, 1998, providing for the issuance of the Company's Series A 6.70% Senior Insured Quarterly Notes due June 30, 2038.

               4.9 Form of Series A 6.70% Senior Insured Quarterly Note (included in Exhibit 4.2 above).

               12.1 Computation of ratio of earnings to fixed charges.

               12.2 Computation  of ratio of  earnings to fixed  charges  plus preferred dividend requirements (pre-income tax basis).

               23 Consent of Beggs & Lane, A Registered Limited Liability Partnership.




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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     June 24, 1998                                 GULF POWER COMPANY



                                       By                 /s/ Wayne Boston
                                                          Wayne Boston
                                                          Assistant Secretary